CUSIP NO. 440506 10 3                  13D                   Page 24 of 33 Pages



                                                                       EXHIBIT B

                                NAR GROUP LIMITED



                                  Position
    Name                         with Company                 Occupation                        Principal Address
    ----                         ------------                 ----------                        -----------------

Yves-Andre Istel                 Director                 Vice Chairman                         1251 Avenue of the
                                                          Rothschild, Inc.                      Americas, 51st Floor
                                                                                                New York, NY 10020

Jeffrey Laikind                  Director                 Managing Director                     9 West 57th Street
                                                          Prudential-Bache                      New York, NY  10019
                                                          Investment Management

Eloy Michotte                    Director                 Business Executive,                   15 Hill Street
                                                          Richemont                             London W1X 7FB
                                                          International, Ltd.                   England

Alan G. Quasha                   Director                 Business Executive,                   127 East 73rd Street
                                                          Quadrant Management,                  New York, NY  10021
                                                          Inc.

Howard M.S. Tanner               Director                 Business Executive,                   15 Hill Street
                                                          Richemont                             London  W1X 7FB
                                                          International, Ltd.                   England

Johann P. Rupert                 Director                 Business Executive,                   Rupert International
                                                          Rupert International                    (Pty) Ltd
                                                          (Pty) Ltd                             Alexander Street 34
                                                                                                Stellenbosch 7600
                                                                                                Republic of South
                                                                                                 Africa

CUSIP NO. 440506 10 3                  13D                   Page 25 of 33 Pages



                                                                       EXHIBIT B

                INTERCONTINENTAL MINING & RESOURCES INCORPORATED



                                  Position
    Name                         with Company                 Occupation                        Principal Address
    ----                         ------------                 ----------                        -----------------

DGW Management                   Director                 Management Company                    P.O. Box 438
Ltd.                                                                                            Road Town, Tortola
                                                                                                British Virgin Islands

Integro Trust BVI                Secretary                Corporate Director                    P.O. Box 438
Limited                                                                                         Road Town, Tortola
                                                                                                British Virgin Islands


CUSIP NO. 440506 10 3                  13D                   Page 26 of 33 Pages




                                                                       EXHIBIT B

                             QUADRANT GROUP LIMITED



                                Position
    Name                       with Company                  Occupation                      Principal Address
    ----                       ------------                  ----------                      -----------------

Falkirk, S.A.                  Director                  Corporate Director                  New World Trustee
                                                                                             (Bahamas)
                                                                                             P.O. Box N-8327
                                                                                             Nassau, Bahamas
Pantiles, S.A.                 Director                  Corporate Director                  New World Trustee
                                                                                             (Bahamas)
                                                                                             P.O. Box N-8327
                                                                                             Nassau, Bahamas

Pantiles, S.A.                 Secretary                 Corporate Director                  New World Trustee
                                                                                             (Bahamas)
                                                                                             P.O. Box N-8327
                                                                                             Nassau, Bahamas

CUSIP NO. 440506 10 3                  13D                   Page 27 of 33 Pages



                                                                       EXHIBIT B

                             RICHEMONT GROUP LIMITED



                                Position
    Name                       with Company                  Occupation                      Principal Address
    ----                       ------------                  ----------                      -----------------
Kurt Nauer                     Director                  Business Executive,                 Rigistrasse 2
                                                         Compagnie Financiere                6300 Zug, Switzerland
                                                         Richemont AG

Dr. Max Ehrbar                 Director                  Attorney                            Kreuzstrasse 26
                                                                                             8008 Zurich Switzerland

Rene Gerber                    Director                  Business Executive,                 Kreuzstrasse 26
                                                         Edesa Management AG                 8008 Zurich Switzerland

Eloy Michotte                  Director                  Business Executive,                 15 Hill Street
                                                         Richemont                           London W1X 7FB
                                                         International Ltd.                  England

BVI Corporation                Secretary                 Corporate Services                  CITCO Building,
Company Limited                                          Corporation                         Wickhams Cay
                                                                                             Road Town, Tortola
                                                                                             British Virgin Islands

CUSIP NO. 440506 10 3                  13D                   Page 28 of 33 Pages



                                                                       EXHIBIT B

                                 RICHEMONT S.A.



                                      Position
    Name                            with Company                 Occupation                    Principal Address
    ----                            ------------                 ----------                    -----------------

Johann P. Rupert                    Executive                Business Executive,               Rupert International
                                    Chairman                 Rupert                            (Pty) Ltd
                                                             International                     Alexander Street 34
                                                             p.l.c.                            Stellenbosch 7600
                                                                                               Republic of South
                                                                                               Africa

Eloy Michotte                       Executive                Business Executive,               15 Hill Street
                                    Director                 Richemont                         London W1X 7FB
                                                             International, Ltd.               England

Jan du Plessis                      Finance                  Business Executive,               Denham Place
                                    Director                 Rothmans                          Village Road
                                                             International                     Denham Uxbridge
                                                             p.l.c.                            Middlesex UB9 5BL
                                                                                               England

Alan G. Quasha                      Director                 Business Executive,               127 East 73rd Street
                                                             Quadrant                          New York, NY  10021
                                                             Management, Inc.

Howard M.S. Tanner                  Executive                Business Executive,               15 Hill Street
                                    Director                 Richemont                         London  W1X 7FB
                                                             International, Ltd.               England

Joseph Kanoui                       Executive                Business Executive,               6 Boulevard
                                    Director                 Vendome Luxury                    James-Fazy
                                                             Group, SA                         1201 Geneva Switzerland

Jean-Paul Aeschimann                Director                 Attorney, Lenz &                  Grand Rue 25
                                                             Staehlin                          1204 Geneva Switzerland

Rene Gerber                         Director                 Business Executive,               Kreuzstrasse 26
                                                             Edesa Management AG               8008 Zurich Switzerland

CUSIP NO. 440506 10 3                  13D                   Page 29 of 33 Pages



                                                                       EXHIBIT B

                        COMPAGNIE FINANCIERE RICHEMONT AG



                                     Position
    Name                            with Company                 Occupation                    Principal Address
    ----                            ------------                 ----------                    -----------------

Dr. Nikolaus Senn                   Chairman of              Banker, Union Bank                Bahnhofstrasse 45
                                    the Board of             of Switzerland                    8001 Zurich Switzerland
                                    Directors

Jean-Paul Aeschimann                Deputy                   Attorney, Lenz &                  Grand Rue 25
                                    Chairman of              Staehlin                          1204 Geneva
                                    the Board of                                               Switzerland
                                    Directors

Johann P. Rupert                    Managing                 Business Executive,               Rupert International
                                    Director                 Rupert                            (Pty) Ltd
                                                             International (Pty)               Alexander Street 34
                                                             Ltd                               Stellenbosch 7600
                                                                                               Republic of South
                                                                                               Africa

Jan du Plessis                      Finance                  Business Executive,               Denham Place
                                    Director                 Rothmans                          Village Road
                                                             International                     Denham Uxbridge
                                                             p.l.c.                            Middlesex UB9 5BL
                                                                                               England

Dr. Max Ehrbar                      Director                 Attorney, Private                 Kreuzstrasse 26
                                                             Practice                          8008 Zurich Switzerland

Joseph Kanoui                       Director                 Business Executive,               6 Boulevard James
                                                             Vendome Luxury                    Fazy
                                                             Group SA                          1201 Geneva
                                                                                               Switzerland
Rene Gerber                         Director                 Business Executive,               Kreuzstrasse 26
                                                             Edesa Management AG               8008 Zurich Switzerland

Lord Swaythling                     Director                 Chairman, Rothmans                15 Hill Street
                                                             International                     London W1X 7FB
                                                             p.l.c.                            England

Yves-Andre Istel                    Director                 Vice Chairman                     1251 Avenue of the
                                                             Rothschild, Inc.                  Americas, 51st Floor
                                                                                               New York, NY  10020

CUSIP NO. 440506 10 3                  13D                   Page 30 of 33 Pages



                                                                       EXHIBIT B

                           COMPAGNIE FINANCIERE EHRBAR



                                     Position
    Name                            with Company                 Occupation                    Principal Address
    ----                            ------------                 ----------                    -----------------

Dr. Max Ehrbar                      Managing                 Attorney, Private                 Kreuzstrasse 26
                                    Partner                  Practice                          8008 Zurich Switzerland

Johann P. Rupert                    Managing                 Business Executive,               Rupert Interational
                                    Partner                  Rupert                            (Pty) Ltd
                                                             International (Pty)               Alexander Street 34
                                                             Ltd                               Stellenbosch 7600
                                                                                               Republic of South
                                                                                               Africa

CUSIP NO. 440506 10 3                  13D                   Page 31 of 33 Pages



                                                                       EXHIBIT B

                               EVANSVILLE LIMITED



                                Position
    Name                       with Company                  Occupation                      Principal Address
    ----                       ------------                  ----------                      -----------------

F.M.C. Limited                 Director                  Corporate Director                  P.O. Box 438
                                                                                             Road Town, Tortola
                                                                                             British Virgin Islands

S.C.S. Limited                 Director                  Corporate Director                  P.O. Box 438
                                                                                             Road Town, Tortola
                                                                                             British Virgin Islands

Integro Trust                  Secretary                 Corporate Agent                     P.O. Box 438
(BVI) Limited                                                                                Road Town, Tortola
                                                                                             British Virgin Islands


CUSIP NO. 440506 10 3                  13D                   Page 32 of 33 Pages



                                                                       EXHIBIT B

                         PHYLLIS QUASHA REVOCABLE TRUST



                                Position
    Name                       with Company                  Occupation                     Principal Address
    ----                       ------------                  ----------                     -----------------

Bermuda Trust                  Corporate                 Corporate Trustee                  Bank of Bermuda
Company Limited                Trustee                                                      Front Street
                                                                                            Hamilton, Bermuda
                                                                                            HM11

Phyllis G. Quasha              Settlor                   Private Investor                   Flat 6,
                                                                                            31 Pont Street
                                                                                            London SW1, England
